UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 14, 2012

VOXX INTERNATIONAL CORPORATION
(formerly known as Audiovox Corporation)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-28839 (Commission File Number)
13-1964841 (IRS Employer Identification No.)
180 Marcus Blvd., Hauppauge, New York (Address of principal executive offices)	11788 (Zip Code)

Registrant's telephone number, including area code (631) 231-7750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:
[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

EXPLANATORY NOTE

On March 14, 2012, VOXX International Corporation (the “Company”), completed its acquisition (the “Acquisition”) of Car Communications Holding GmbH and its worldwide subsidiaries (collectively “Hirschmann”). The Acquisition was reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on March 20, 2012. The Company is filing this Form 8-K/A (Amendment No. 1) to include the historical consolidated financial statements of Hirschmann and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K.  Except as described above, all other information in and exhibits to the original Form 8-K remain unchanged.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The following financial statements of Hirschmann are attached as Exhibit 99.2 of this Report and are incorporated by reference herein:

•
Audited consolidated balance sheets of Hirschmann as of December 31, 2011 and 2010, and the related consolidated income statements, cash flow statements and statements of shareholders' equity for the business years from January 1 to December 31, 2011, January 1 to December 31, 2010, and January 1 to December 31, 2009.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information is attached as Exhibit 99.3 of this Report and is incorporated by reference herein:

•	Unaudited Pro Forma Combined Balance Sheet as of February 29, 2012, and the related Unaudited Pro Forma Combined Statement of Income for the year ended ended February 29, 2012.

(c) Not Applicable

(d) Exhibits

Exhibit 2.1
Sale and Purchase Agreement, dated February 7, 2012, by and among VOXX International (Germany) GmbH, a Gesellschaft mit beschränkter Haftung under the laws of the Federal Republic of Germany (“Buyer”), VOXX International Corporation, a Delaware corporation (“Parent”), Car Communication Holding GmbH, a German limited liability company (the “Company”), and each shareholder (each a “Seller” and collectively “Sellers”) of the Company. (1)

Exhibit 23.1	Consent of PricewaterhouseCoopers

Exhibit 99.1	Press Release, dated March 14, 2012, relating to VOXX International Corporation's acquisition of Car Communication Holding GmbH. (2)

Exhibit 99.2
Audited consolidated balance sheets of Hirschmann as of December 31, 2011 and 2010, and the related consolidated income statements, cash flow statements and statements of shareholders' equity for the business years from January 1 to December 31, 2011, January 1 to December 31, 2010, and January 1 to December 31, 2009.

Exhibit 99.3	Unaudited Pro Forma Combined Balance Sheet as of February 29, 2012, and the related Unaudited Pro Forma Combined Statement of Income for the year ended February 29, 2012.

(1) Filed with the Commission as an exhibit to our Annual Report on Form 10-K on May 14, 2012.
(2) Filed with the Commission as an exhibit to our Current Report on Form 8-K on March 20, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VOXX International Corporation (Registrant)

Date: May 30, 2012
BY: /s/ Charles M. Stoehr
Charles M. Stoehr
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 2.1
Sale and Purchase Agreement, dated February 7, 2012, by and among VOXX International (Germany) GmbH, a Gesellschaft mit beschränkter Haftung under the laws of the Federal Republic of Germany (“Buyer”), VOXX International Corporation, a Delaware corporation (“Parent”), Car Communication Holding GmbH, a German limited liability company (the “Company”), and each shareholder (each a “Seller” and collectively “Sellers”) of the Company. (1)

Exhibit 23.1	Consent of PricewaterhouseCoopers

Exhibit 99.1	Press Release, dated March 14, 2012, relating to VOXX International Corporation's acquisition of Car Communication Holding GmbH. (2)

Exhibit 99.2
Audited consolidated balance sheets of Hirschmann as of December 31, 2011 and 2010, and the related consolidated income statements, cash flow statements and statements of shareholder's equity for the business years from January 1 to December 31, 2011, January 1 to December 31, 2010, and January 1 to December 31, 2009.

Exhibit 99.3	Unaudited Pro Forma Combined Balance Sheet as of February 29, 2012, and the related Unaudited Pro Forma Combined Statement of Income for the year ended February 29, 2012.

(1) Filed with the Commission as an exhibit to our Annual Report on Form 10-K on May 14, 2012.
(2) Filed with the Commission as an exhibit to our Current Report on Form 8-K on March 20, 2012.

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